Earnings Review
Third Quarter 2015

PHOENIX

November 9, 2015

Important Disclosures

PHOENIX

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the proposed merger, as well as other statements representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "assume," "will," "anticipate," "believe," "predict," "project," "potential," "contemplate," "plan," "forecast," "estimate," "expect," "intend," "is targeting," "may," "should," "would," "could," "goal," "seek," "hope," "aim," "continue" and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the proposed merger or the inability to consummate the merger in the timeframe or manner currently anticipated, due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), we use non-GAAP financial measures such as operating income (loss), as well as components of and financial measures derived from operating income (loss), in evaluating our financial performance. Net income (loss), as well as components of and financial measures derived from net income (loss) are the most directly comparable GAAP measures. Our non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Operating income, and components of and measures derived from operating income, are internal performance measures we use in the management of our operations, including our compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in our operations.

More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in our financial supplement for the third quarter of 2015 and our earnings release for the third quarter of 2015, both of which are available on our Web site, www.phoenixwm.com in the Investor Relations section.

3Q15 Overview

PHOENIX

> Third quarter 2015 GAAP net loss driven by:
  - Decline in equity markets
  - Declining but still elevated financial reporting expenses
  - Unfavorable mortality experience
  - Partially offset by higher net investment income and a tax benefit
> Investment portfolio is high quality with continued low impairments
> De-stacking of life subsidiaries effective as of July 1, 2015; Completed through a $228.2 million extraordinary dividend of PHLVIC, PLAC and APLAR from PLIC to Phoenix
> Total statutory surplus and AVR was flat relative to year-end 2014
> Approximately $84 million of holding company cash as of September 30, 2015
> Increased product profitability in annuity sales; Life sales were consistent with prior quarter
> Sale of company announced on September 29, 2015; Transaction expected to close in early 2016

PLIC – Phoenix Life Insurance Company
PHLVIC – PHL Variable Insurance Company
PLAC – Phoenix Life and Annuity Company
APLAR – American Phoenix Life and Reassurance Company

3Q15 GAAP Results

PHOENIX

	3Q14	4Q14	1Q15	2Q15	3Q15
PNX Net Income (Loss)	$(22.4)	$(140.3)	$(74.0)	$(22.6)	$(15.7)
PNX Net Income (Loss) Per Share	$(3.90)	$(24.40)	$(12.87)	$(3.93)	$(2.73)
Other Comprehensive Income (Loss) (OCI)	$(7.2)	$(55.1)	$(2.2)	$(28.6)	$29.7

	As of 12/31/14	As of 3/31/15	As of 6/30/15	As of 9/30/15
Total Stockholders' Equity Attributable to PNX	$326.6	$250.4	$199.2	$213.2
Total Stockholders' Equity Excluding AOCI	$561.0	$487.0	$464.4	$448.7

Primary Drivers:

> Negative impact of the decline in equity markets on derivative valuations – Impact of approximately $21 million

> Declining but still elevated financial reporting expenses – Impact of $10.4 million

> Favorable universal life (UL) experience was more than offset by unfavorable experience in other lines – Impact of approximately $10 million compared to expectations

> Higher net investment income and a tax benefit partially offset the negative drivers

$ in millions, except per share amounts

3Q15 PLIC Mortality Results

PHOENIX

Total PLIC Net Death Claims


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
Closed Block
Open Block
Expected Net Claims

Closed Block Net Death Claims


$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
Closed Block Net Claims
Expected Net Claims

> 3Q15 PLIC net claims were $63 million unfavorable compared with expectations
  - Closed block net claims were $31 million higher than expected
  - Open block net claims were $32 million higher than expected

> Negative 3Q15 PLIC statutory earnings impact of approximately $37 million

Based on Statutory Death Benefits
$ in millions

3Q15 PHLVIC Mortality Results

PHOENIX

Total PHLVIC Net Death Claims



$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q15
2Q15
3Q15
Net Death Claims
Expected Net Claims

PHLVIC UL Net Death Claims



$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q15
2Q15
3Q15
UL Net Claims
Expected Net Claims

- 3Q15 PHLVIC net claims were $26 million favorable compared with expectations
- Positive 3Q15 PHLVIC statutory earnings impact of approximately $22 million

Based on Statutory Death Benefits
$ in millions

3Q15 Consolidated Mortality Results

PHOENIX

Total Net Death Claims



$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15
Open Block
Closed Block
Expected Net Claims

Open Block Net Death Claims



$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15
Open Block Net Claims
Expected Net Claims

> 3Q15 net claims were $38 million unfavorable compared with expectations
  - Open block net claims were $7 million higher than expected
  - Closed block net claims were $31 million higher than expected

> Negative 3Q15 GAAP earnings impact of approximately $10 million; Negative statutory earnings impact of approximately $15 million

Based on Statutory Death Benefits
$ in millions

Long-Term Mortality Results Remain Favorable

PHOENIX

Net Death Claims –
Cumulative Quarterly Actual versus Expectations



3,000
2,500
2,000
1,500
1,000
500
$ Million
3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9
2010
2011
2012
2013
2014
2015
Cumulative Plan Since 2010
Cumulative Actual Since 2010

- Cumulative actual net claims vs. expected remain favorable over periods since 2010
- No change in future mortality assumptions
- UL cumulative net claims also remained favorable over periods since 2010

$ in millions

3Q15 Net Investment Income

PHOENIX

Net Investment Income



$204.9
$227.5
$102.9
$113.3
$102.0
$114.2
3Q14
3Q15
Open Block
Closed Block

Sources of Net Investment Income

	3Q14	3Q15
Long Term Debt	$145.8	$151.6
Private Equity	8.2	13.2
Mezzanine Funds	6.3	7.2
Policy Loans	42.3	43.4
Other[1]	2.3	12.1
Total	**$204.9**	**$227.5**

- Higher bond balances drove an increase in long term debt net investment income
- Private equity and mezzanine funds also produced strong results
- Increase in net investment income partially driven by a significant gain in a fair value option equity investment

$ in millions
[1] Includes direct equity, hedge and infrastructure funds, other partnership interests, fair value investments, investment expenses and other

3Q15 Investment Impairments

PHOENIX

GAAP Impairments

	3Q14	4Q14	1Q15	2Q15	3Q15
Structured Bonds	$ -	$ -	$ 0.2	$ -	-
Private Corporate	-	-	-	-	$1.6
Public Corporate	3.2	2.8	1.3	1.1	2.3
Total Credit Impairments	**3.2**	**2.8**	**1.5**	**1.1**	**3.9**
Total Equity Impairments	**0.7**	**0.2**	**6.9**	**-**	**0.1**
Total Impairments	**$3.9**	**$3.0**	**$8.4**	**$1.1**	**$4.0**

> Investment impairments remain at historically low levels

$ in millions

Portfolio Quality

PHOENIX

	As of 12/31/11	As of 12/31/12	As of 12/31/13	As of 12/31/14	As of 9/30/15
Investment Grade Bonds	91.9%	91.8%	92.9%	93.3%	93.4%
Below Investment Grade (BIG) Bonds	8.1%	8.2%	7.1%	6.7%	6.6%
Percentage of BIG in NAIC 3	58.8%	64.2%	64.6%	63.4%	68.4%
Percentage of BIG in NAIC 4-6	41.2%	35.8%	35.4%	36.6%	31.6%

> Portfolio quality has improved and remains within Phoenix's target range of 6% - 10%

As a percent of fixed income (Long Term, Short Term, Preferred Stock/Preferred Equity)

3Q15 PLIC Statutory Results

PHOENIX

Phoenix Life (PLIC)



337%
334%
393%
$735
$752
$514
2013
2014
As of 9/30/15
Statutory Surplus & AVR
RBC Ratio

> Year-to-date decrease in statutory surplus and AVR driven by the de-stacking of the life insurance company subsidiaries
  - $228.2 million extraordinary dividend of PHLVIC, PLAC and APLAR from PLIC to Phoenix
  - Related $34.0 million DTA reduction
  - Partially offset by benefit of the 2Q15 intercompany reinsurance treaty

> 3Q15 net loss from operations of $3.7 million; year-to-date net gain from operations of $16.7 million (excluding the realized capital loss impact of the de-stacking)

$ in millions

Note: 9/30/15 statutory results are preliminary

3Q15 PHLVIC Statutory Results

PHOENIX

PHL Variable (PHLVIC)


281%
218%
209%
$235
$214
$214
2013
2014
As of 9/30/15
Statutory Surplus & AVR
RBC Ratio

- Surplus was flat relative to year-end 2014 reflecting the benefit of the 2Q15 intercompany reinsurance treaty offset by adverse mortality in the first half of 2015
- 3Q15 net loss from operations of $7.4 million; year-to-date 2015 net gain from operations of $4.5 million

$ in millions
Note: 9/30/15 statutory results are preliminary

Holding Company Liquidity

PHOENIX

Holding Company Cash & Debt Securities[1]

	Actual
Ending Balance at 6/30/15	**$65**
Sources	
Dividends	30
Net Taxes	0
Capital from APLAR	10
Total Sources	**$40**
Uses	
Operating Expenses	6
Interest Expense	5
PHLVIC capital contribution	10
Total Uses	**$21**
Change	19
Ending Balance at 9/30/15	**$84**

Trend in Holding Company Cash & Debt Securities[1]	
As of 12/31/14	$78
As of 9/30/15	$84
Projected 12/31/15	$91

- Total dividends of $59.9 million paid in 2015; $30 million of that capacity was paid to the holding company in July 2015
- APLAR up streamed $10 million in capital to the holding company during 3Q15; Subsequently the $10 million was contributed to PHLVIC

[1] Includes non-affiliated debt securities
$ in millions

Life and Annuity Sales

PHOENIX

Annuity Deposits



$682.9
$770.9
$593.1
$596.0
2013
2014
YTD 9/30/14
YTD 9/30/15

Life Premium



$2.4
$4.8
$2.3
$13.6
2013
2014
YTD 9/30/14
YTD 9/30/15

- Year-to-date annuity sales are consistent versus a year ago but are down sequentially for the quarter
- Price and other product changes had the anticipated impact of increasing annuity profitability and decreasing sales in the third quarter
- Life sales volume continues to be driven by term sales

$ in millions

Growth at Saybrus

PHOENIX

Saybrus Revenue


$26.8
$37.5
$27.2
11%
$30.3
2013
2014
YTD 9/30/14
YTD 9/30/15

Saybrus EBITDA


$3.5
$6.3
$4.9
12%
$5.5
2013
2014
YTD 9/30/14
YTD 9/30/15

> Saybrus continued to grow third-party business

$ in millions

Nassau Transaction

PHOENIX

> On September 29, 2015, Phoenix and Nassau Reinsurance Group Holdings L.P. (Nassau) announced that they had entered into a definitive agreement in which Nassau will acquire Phoenix. The transaction is expected to close in early 2016. The following is an update on progress toward completing the transaction:

- Phoenix filed a preliminary proxy statement on October 30, 2015 and will file with the SEC and mail to stockholders a definitive proxy statement in connection with the transaction
    - Phoenix expects to hold a special meeting of stockholders in the fourth quarter of 2015
- Nassau made the required filings requesting approval from the New York Department of Financial Services and from the Connecticut Insurance Department on November 6, 2015.
- Phoenix is preparing to file its applications for change of control of equity ownership with FINRA with respect to its two broker dealers
- Both companies have filed the required notifications under the Hart-Scott-Rodino Act, and the Federal Trade Commission granted early termination of the waiting period on October 26, 2015

> In addition, Phoenix is preparing to conduct a solicitation in January 2016 seeking consent of holders of its retail bonds (NYSE: PFX) to amend the bond indenture

PHOENIX